Exhibit 10.5






                          REGISTRATION RIGHTS AGREEMENT











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                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into this 3rd day of January, 2005, by and between DIGITAL FUSION, INC., a Delaware corporation (the "Company") and MICHAEL W. WICKS ("Wicks").

         WHEREAS, pursuant to that certain Stock Purchase Agreement of even date herewith by and between the Company and Wicks (the "Stock Purchase Agreement"), Wicks acquired 575,000 shares of the Company's common stock (the "Common Stock") and was issued a convertible promissory note (the "Note") which is convertible into Common Stock in certain events (a "Conversion Event") as specifically set forth in the Note.

         WHEREAS, as a condition to entering into the Stock Purchase Agreement, Wicks desires that the Company grant certain registration rights with respect to the Common Stock.

         NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained, the Investors and the Company hereby agree as follows:

1.       Definitions.
         ------------

         As used herein:

                  (a) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (b) The term "Holder" means Wicks and any heirs, successors, assigns or transferees of Wicks contemplated by Section 18 hereof.

                  (c) The terms "register," "registered," and "registration," unless the context otherwise requires, refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

                  (d) The term "Person" shall have the meaning set forth in
Section  2(2) of the  Securities Act.

                  (e) The term "Prospectus" shall have the meaning set forth in
Section 2(10) of the Securities Act.

                  (f) The term "Registrable Securities" means all of the Company's Common Stock which was acquired by Holder pursuant to the Stock Purchase Agreement and all of the Company's Common Stock which will be converted from the Note.

                  (g) The term "Registration Expenses" shall mean any and all expenses incident to the performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter"

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(and its counsel) that is required to be retained by any Holder of Registrable
Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any underwriters or Holder in connection with blue sky qualification of any of the Registrable Securities) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and expenses of any exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement, and (v) the reasonable fees and expenses of one special legal counsel for Holder.

                  (h) The term "Registration Statement" shall mean any Registration Statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  (i) The term "Securities Act" means the Securities Act of 1933, as amended.

                  (j) The term "SEC" means the Securities and Exchange
Commission.

2. Piggyback Registration Rights.
   ------------------------------

                  (a) Whenever securities of the Company are to be registered under the Securities Act (other than on a registration statement related to any employee benefit plan, acquisition or corporate reorganization) (a "Piggyback Registration"), the Company will: (i) promptly give to the Holder written notice thereof (in any event within three business days after its receipt of notice of any exercise of demand registration rights by any holder of the Company's securities and at least 40 days prior to the filing of any registration statement), which notice shall include a list of the jurisdictions in which the Company intends to attempt to qualify its Common Stock under the applicable blue sky or other state securities laws; and (ii) use its best efforts to cause to be included in such registration under the Securities Act (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, all of the Registrable Securities specified in a written request made within 30 days after receipt of such written notice from the Company by the Holder.

                  (b) If, in connection with a Piggyback Registration that is an underwritten primary registration on behalf of the Company, the managing underwriter shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the

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number of shares of Common Stock that may be included in such Registration
Statement shall be apportioned in the following priority: (i) first, the shares of Common Stock the Company proposes to sell under the Registration Statement;
(ii) second shares of Common Stock Madison Run, LLC or Madison Run Holdings, LLC proposes to sell under the Registration Statement pursuant to registration rights possessed by those entities as of the date hereof, (iii) third the Registrable Securities requested to be included in such Registration Statement by the Holder; and (iv) fourth, other shares of Common Stock requested to be included in such Registration Statement by any other selling stockholder. The Company shall not be required by this Section 2(b) to reduce the number of shares of Common Stock to be offered by the Company in such Registration Statement for any reason.

                  (c) If, in connection with a Piggyback Registration that is an underwritten secondary registration on behalf of holders of the Company's securities (the "Initiating Securityholders"), the managing underwriter shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the number of shares of Common Stock that may be included in such Registration Statement shall be apportioned in the following priority: (i) first, B, shares of Common Stock Madison Run, LLC or Madison Run Holdings, LLC proposes to sell under the Registration Statement pursuant to registration rights possessed by those entities as of the date hereof; second, the Registrable Securities owned by the Holder, and (iii) third, other shares of Common Stock requested to be included in such Registration Statement by any other selling stockholder.

3. Effectiveness.
   --------------

         A Registration Statement pursuant to which any Registrable Securities are being offered will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of the Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. The Company will be deemed not to have used best efforts to cause the Registration Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Registration Statement not being declared effective or that would result in the Holder not being able to offer and sell the Registrable Securities during that period unless such action is required by applicable laws and regulations or currently prevailing interpretations of the staff of the SEC. The Company shall use best efforts to maintain the effectiveness for up to 120 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering) of any Registration Statement pursuant to which any of the Registrable Securities are being offered, and from time to time will amend or supplement such Registration Statement and the Prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities laws or regulations. The Company shall also provide the Holder with as many copies of the Prospectus contained in any such Registration Statement as the Holder may reasonably request.

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4. Expenses of Registration.
   -------------------------

         All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company. Except as provided herein, the Holder shall pay all underwriters' fees, discounts or commissions or transfer taxes, if any, relating to the sale or disposition of the Holder's Registrable Securities.

5. Registration Procedures.
   ------------------------

         In the case of each registration, qualification, or compliance effected by the Company pursuant to this Agreement, the Company will keep the Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

                  (a) Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities as described in Section 2 and use its best efforts to cause such Registration Statement to become effective and to remain effective in accordance with Section 3 (provided that at least five business days before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Holder copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

                  (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and current for a period of not less than 120 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof as set forth in such Registration Statement;

                  (c) (i) Furnish to the Holder, and to each underwriter, if any, without charge, such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Holder or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder; and (ii) consent to the use of the Prospectus or any amendment or supplement thereto by the Holder of Registrable Securities included in the Registration Statement in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                  (d) Use its best efforts to register or qualify such Registrable Securities under all applicable securities or blue sky laws of such jurisdictions of the United States by the time the applicable Registration Statement is declared effective by the SEC as the Holder and any underwriters reasonably request in writing and do any other related acts which may be reasonably necessary or advisable to enable the Holder and underwriters to consummate the disposition in such jurisdictions of the Registrable Securities; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process, or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

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                  (e) Notify the Holder, its counsel, and the managing
underwriters, if any, promptly, and promptly confirm such notice in writing, (i) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which, or the fact that, the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the reasonable request of a majority of the Holders, the Company will prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (ii) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective,
(iii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iv) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Securities or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting or purchase agreement, securities sales agreement or other similar agreement, if any, cease to be true and correct in all material respects, and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

                  (f) If applicable, use its best efforts to cause all such Registrable Securities to be listed or quoted on each securities exchange or interdealer quotation system on which similar securities issued by the Company are then listed or quoted;

                  (g) Provide a transfer agent for all such Registrable Securities not later than the effective date of such Registration Statement;

                  (h) Enter into such customary agreements (including underwriting agreements on customary terms) and take all such other actions as the underwriter, if any, reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

                  (i) Obtain for delivery to the Company and the managing underwriters, if any, with copies to the Holders of the Registrable Securities being registered, (i) an opinion of legal counsel representing the Company in customary form and covering such matters of the type customarily covered by legal opinions of company counsel in public offerings as the Holders shall reasonably request, dated on the date or dates provided for in the underwriting agreement and (ii) a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holders shall reasonably request, dated the effective date of the Registration Statement and brought down to the closing;

                  (j) If necessary, obtain a CUSIP number for the Registrable Securities not later than the effective date of the Registration Statement;

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                  (k) Make available for inspection by the Holder, any
underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or any other agent retained by the Holder or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder, any such underwriter, attorney, accountant or agent in connection with such Registration Statement;

                  (l) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Holder or the underwriters may reasonably request at least two business days prior to the closing of any sale of Registrable Securities pursuant to such Registration Statement;

                  (m) Upon the occurrence of any circumstance contemplated by
Section 5(e)(iii), 5(e)(iv), or 5(e)(v) hereof, use best efforts to prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify the Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

                  (n) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

                  (o) Use best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

6. Indemnification and Contribution.
   ---------------------------------

                  (a) In connection with any Registration Statement, the Company shall indemnify and hold harmless each Holder and each underwriter who participates in an offering of the Registrable Securities, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

                           (i) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of or based upon any of the following statements, omissions or violations (a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (B) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (including any preliminary or final Prospectus or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law;

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                           (ii) from and against any and all loss, liability,
         claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such Violation, if such settlement is effected with the prior written consent of the Company, which consent shall not be unreasonably withheld; and

                           (iii) from and against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by Holder or any underwriter (except to the extent otherwise expressly provided in Section 6(c) hereof)), incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such Violation, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 6(a);

provided, however, that (i) this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of a Violation that occurs in reliance upon and in conformity with written information furnished in writing to the Company by the Holder, or any underwriter with respect to the Holder, as the case may be, expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (including any preliminary or final Prospectus or any amendment or supplement thereto) and (ii) the Company shall not be liable to the Holder, any underwriter or controlling Person, with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary Prospectus to the extent that any such loss, liability, claim, damage or expense of the Holder, any underwriter or controlling Person results from the fact that the Holder or any underwriter, sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented if the Company had previously furnished copies thereof to the Holder or any underwriter or controlling Person and the loss, liability, claim, damage or expense of the Holder or underwriter, or controlling Person results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the final Prospectus. Any amounts advanced by the Company to an indemnified party pursuant to this Section 6 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

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                  (b) A selling Holder agrees to indemnify and hold harmless the
Company, any underwriter and each of their respective directors, officers (including each officer of the Company who signed the Registration Statement), employees and agents, or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to a Violation that occurs in reliance upon and in conformity with written information furnished to the Company by such selling Holder with respect to such Holder expressly for use in such Registration Statement, or any such Prospectus; provided, however, that the obligations of any such Holder hereunder shall be limited to the proceeds received by such Holder from the sale of Registrable Securities contemplated herein.

                  (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Section 6, except to the extent that it is materially prejudiced by such failure. An indemnifying party may participate at its own expense in the defense of such action, or, if it so elects within a reasonable time after receipt of such notice, assume the defense of any suit brought to enforce any such claim; but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the indemnified party or parties, which approval shall not be unreasonably withheld. In the event that an indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party or parties shall bear the fees and expenses of any additional counsel thereafter retained by such indemnified party or parties; provided, however, that the indemnified party or parties shall have the right to employ counsel (in addition to local counsel) to represent the indemnified party or parties who may be subject to liability arising out of any action in respect of which indemnity may be sought against the indemnifying party if, in the reasonable judgment of counsel for the indemnified party or parties, there may be legal defenses available to such indemnified party or parties which are different from or in addition to those available to the indemnifying party, in which event the fees and expenses of appropriate separate counsel shall be borne by the indemnifying party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel), separate from its own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release in form and substance satisfactory to the indemnified parties of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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                  (d) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 6 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company and the Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, as incurred; provided, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company and the Holder, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Holder, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 6 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 6, each affiliate of the Holder, and each director, officer, employee, agent and Person, if any, who controls a Holder or such affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. In no event shall the Holder be liable for an amount in excess of the proceeds it receives from the offering.

                  (e) The obligations of the Company and the Holders under this
Section 6 shall survive the completion of an offering of Registrable Securities pursuant to a Registration Statement. Notwithstanding the foregoing, to the extent that the indemnification and contribution provisions contained in the underwriting agreement executed in connection with such Registration Statement conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

7. Information by Holder.
   ----------------------

         The Holder of Registrable Securities included in any registration shall furnish to the Company such written information regarding Holder and the distribution proposed by Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this paragraph.

8. Suspension Rights.
   ------------------

         The Company shall have the right, which right may be exercised by the Company only twice during any 12-month period, to extend, suspend or delay the effectiveness of any Registration Statement for a period of up to 90 days if, upon advice of counsel to the Company, effectiveness of such Registration Statement would interfere with any then currently active acquisition, financing or similar transaction of the Company by requiring the premature disclosure of any material non-public corporate development.

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9.  Postponement Rights.
    --------------------

         The Company shall have the right to postpone the filing of any Registration Statement for up to three periods of 30 days if, upon advice of counsel to the Company, the filing of such Registration Statement would interfere with any then currently active acquisition, financing or similar transaction of the Company by requiring the premature disclosure of any material non-public information or because the Company's Board of Directors determines in good faith that it would be seriously detrimental to the Company and its stockholders for such Registration Statement to be filed.

10. No Note Registration Rights.
    ----------------------------

         Nothing in this Agreement shall be construed to impose on the Company any obligations or duties as to the registration of the Note nor grant any holder of the Note any registration rights enforceable against the Company with respect to the Note prior to such Note being converted to Common Stock.

11. Lock-Up Arrangements.
    ---------------------

         Upon the consummation of an underwritten public offering yielding gross proceeds to the Company of at least $5,000,000 (a "Public Offering") the Holder agrees that upon the reasonable request of the managing underwriter selected for the Public Offering the Holder will allow for restrictions on sales of its shares pursuant to the Registration Statement for the period selected by the managing underwriter (not to exceed 180 days in any event), including without limitation, at a minimum, not to sell, make any short sale of, pledge, grant any option for the purchase of or otherwise dispose of or reduce its risk of ownership with respect to any Registrable Securities (other than those included in the registration) or other securities of the Company without the prior written consent of the Company or the managing underwriter, as the case may be. Additionally, Holder agrees to execute and deliver a lock-up letter (setting forth the above restrictions in greater detail) if requested by the managing underwriter or the Company in connection with any offering of Registrable Securities; provided that all members of management and all other major stockholders are required to execute and deliver a substantially similar letter.

12. Termination of Obligations.
    ---------------------------

         The right of Holder to request inclusion in any registration pursuant to Section 2 hereof shall terminate on the date that all shares of Registrable Securities held or entitled to be held on conversion by such Holder may immediately be sold without restriction (including volume limitations) under Rule 144 promulgated under the Securities Act during any 90-day period.

13. Compliance with Rule 144.
    -------------------------

         With a view to making available to Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to (i) make available to the public and to the Holder such information as will enable Holder to make sales pursuant to Rule 144 and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act.

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14. Changes in Capital Stock.
    -------------------------

         If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Registrable Shares as so changed.

15. Governing Law.
    --------------

         This Agreement shall be governed by and construed in accordance with the laws of Alabama, without regard to the conflict of laws provisions thereof.

16. Amendment.
    ----------

         Any modification, amendment or waiver of this Agreement or any provision hereof shall be in writing executed by Holder and the Company.

17. Severability.
    -------------

         In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

18. Successors and Assigns.
    -----------------------

         This Agreement shall inure to the benefit of and be binding upon the respective heirs, successors, assigns and transferees of the parties hereto, including, without limitation and without the need for an express assignment, subsequent holders of any of the Registrable Securities, who each shall be deemed a "Holder" under this Agreement. If any transferee of Holder shall acquire Registrable Securities, in any manner, whether by operation of law, express assignment or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive all of the the benefits hereof.

19. Entire Agreement.
    -----------------

         This Agreement and the other writings referred to herein contain the entire understandings among the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings among the parties with respect to its subject matter.

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


20. Headings.
    ---------

         The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

21. Counterparts.
    -------------

         This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


         IN WITNESS WHEREOF, the undersigned Holder and the Company have executed this Agreement on the day and year first above written.


                  COMPANY:                  DIGITAL FUSION, INC.


                                            By:   /s/ Roy E. Crippen, III
                                               --------------------------------
                                            Name:    Roy E. Crippen III
                                            Title:   Chief Executive Officer



                  HOLDER:                      /w/ Michael W. Wicks
                                            -----------------------------------
                                                     Michael W. Wicks




                                       12